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                                                                    Exhibit 23.1

                      CONSENT OF T.J. SMITH & COMPANY, INC.

     We hereby consent to the use of our report dated February 17, 2003 regarding Torch Energy Royalty Trust and to the reference to our firm included in this Form 10-K.

                                            T.J. SMITH & COMPANY, INC.


                                            By:  /s/ T. J. Smith
                                                 -----------------
                                                 T. J. Smith


Houston, Texas
March 27, 2003